                                                                      Exhibit 24

                POWERS OF ATTORNEY OF VERIZON COMMUNICATIONS INC.

                                POWER OF ATTORNEY

           WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

           NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ James R. Barker
                                                  ---------------------------
                                                  James R. Barker

                                POWER OF ATTORNEY

           WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

           NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ Richard L. Carrion
                                                  ---------------------------
                                                  Richard L. Carrion

                                POWER OF ATTORNEY

           WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

           NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ Charles R. Lee
                                                  ---------------------------
                                                  Charles R. Lee

                                POWER OF ATTORNEY

           WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

           NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ Sandra O. Moose
                                                  ---------------------------
                                                  Sandra O. Moose

                                POWER OF ATTORNEY

           WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

           NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ Joseph Neubauer
                                                  ---------------------------
                                                  Joseph Neubauer

                                POWER OF ATTORNEY

           WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

           NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ Thomas H. O'Brien
                                                  ---------------------------
                                                  Thomas H. O'Brien

                                POWER OF ATTORNEY

           WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

           NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ Russell E. Palmer
                                                  ---------------------------
                                                  Russell E. Palmer

                                POWER OF ATTORNEY

           WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

           NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ Hugh B. Price
                                                  ---------------------------
                                                  Hugh B. Price

                                POWER OF ATTORNEY

           WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

           NOW, THEREFORE, the undersigned hereby appoints Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ Ivan G. Seidenberg
                                                  ---------------------------
                                                  Ivan G. Seidenberg

                                POWER OF ATTORNEY

           WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

           NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ Walter V. Shipley
                                                  ---------------------------
                                                  Walter V. Shipley

                                POWER OF ATTORNEY

           WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

           NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ John R. Stafford
                                                  ---------------------------
                                                  John R. Stafford

                                POWER OF ATTORNEY

             WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

             NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Doreen A. Toben, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ Robert D. Storey
                                                  ---------------------------
                                                  Robert D. Storey

                                POWER OF ATTORNEY

             WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

             NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, William F. Heitmann and David H. Benson, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ Doreen A. Toben
                                                  ---------------------------
                                                  Doreen A. Toben

                                POWER OF ATTORNEY

             WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended (the "Act"), one or more registration statements on Form S-3 relating to up to an aggregate of $10,000,000,000 in cash proceeds from the issuance and sale from time to time by the Company of one or any combination of the following types of securities: (a) common stock, (b) preferred stock, (c) debt securities,
(d) preferred stock or debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property, or (e) debt securities issued by a subsidiary of the Company that are supported or guaranteed as to payment of principal and interest by the Company, including but not by way of limitation, debt securities that may be convertible or exchangeable into shares of the Company's common stock, another series of preferred stock or other securities or property (collectively, the "Registration Statement").

             NOW, THEREFORE, the undersigned hereby appoints Ivan G.Seidenberg, Doreen A. Toben and William F. Heitmann, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to sign any registration statement for the same offering covered by the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Act, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of September, 2003.

                                                  /s/ David H. Benson
                                                  ---------------------------
                                                  David H. Benson